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                                                                   Exhibit 10.14


                                PROMISSORY NOTE
                           SECURED BY DEED OF TRUST

$100,000.00                                                 September 18, 1998

                                                            Alameda, California


     FOR VALUE RECEIVED, the undersigned, PAMELA CONTAG ("Employee") and CHRISTOPHER H. CONTAG, husband and wife (jointly and severally, the "Borrower"), promise to pay to XENOGEN CORPORATION, a California corporation ("Lender" and "Company"), at 860 Atlantic Avenue, Alameda, CA 94501 (or at such other place as Lender may from time to time designate by written notice to Borrower), in lawful money of the United States, the principal sum of ONE HUNDRED THOUSAND DOLLARS ($100,000.00), on the following terms:

     1.  Payment:
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         Upon the occurrence of a Maturity Event (as defined herein), the entire principal amount of ONE HUNDRED THOUSAND DOLLARS ($100,000.00) shall be immediately due and payable in lawful money of the United States.

     2.  Security: This Note is secured by a deed of trust of even date herewith
         --------
made by Borrower, as trustor, to First American Title Insurance Company, as trustee, (the "Trustee") for Lender, as beneficiary, (the "Deed of Trust") which
(i) shall be executed and delivered by Borrower to Lender concurrently upon the execution of this Note, and (ii) shall be recorded by Lender or Trustee in the official records of the County of Santa Clara, State of California as soon as possible following the close of escrow for the Property (defined below), encumbering certain

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real property commonly known as 6110 Bollinger Road, San Jose, California,
County of Santa Clara, State of California (the "Property"), described with particularity in the Deed of Trust, which Borrower intends to occupy as her principal place of residence.

     3.  Maturity Event: Upon the occurrence of a Maturity Event (as
         --------------
hereinafter defined), the entire principal amount of the Loan and any other sums due hereunder, shall become immediately due and payable without further demand or notice to Borrower. To the extent permitted by law, any of the following events shall be a "Maturity Event" under this Note and the Deed of Trust:

         (a) Ninety (90) days after the date of termination or cessation of Borrower's employment with the Company for any reason, whether voluntary or involuntary, and whether with cause or without cause.

         (b) There shall occur any default in the performance of any obligation of Borrower contained in the Deed of Trust, the First Deed of Trust, Second Deed of Trust, or the Third Deed of Trust as defined herein below, or any other deed of Trust, security agreement or other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Borrower for the purpose of securing this Note.

         (c) Borrower, without the prior written consent of Lender, voluntarily or by operation of law, sells, conveys, assigns or otherwise transfers or agrees to sell, convey or otherwise transfer, all or any portion of, or any interest in, the Property.

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         (d)  Borrower (i) admits in writing her inability to pay debts, (ii)
makes an assignment for the benefit of creditors, (iii) files a voluntary petition in bankruptcy, effects a plan or other arrangement with creditors, liquidates her assets under arrangement with creditors, or liquidates her assets under court supervision, (iv) has an involuntary petition in bankruptcy filed against her that is not discharged within sixty (60) days after such petition is filed, or (v) applies for or permits the appointment of a receiver or trustee or custodian for any of her property or assets which shall not have been discharged within sixty (60) days after the date of appointment.

         (e) Borrower breaches any representation or warranty contained herein or in the Deed of Trust, or any agreement or instrument executed in connection with this loan proves to have been false or misleading.

         (f) The Deed of Trust (as defined herein) is not duly executed and validly acknowledged and delivered by Borrower to Lender concurrently with the execution of this Note.

         (g)  The death of the Borrower.

      Notwithstanding the foregoing, if Borrower's employment with Company has not been terminated prior to the applicable date (either voluntarily or involuntarily), the Loan will be forgiven as follows: (i) on January 1, 1999, $15,000 of principal and all accrued interest, (ii) on January 1, 2000, $15,000 of principal and all accrued interest, (iii) on January 1, 2001, $15,000 of principal and all accrued interest, and (iv) on January 1, 2002, $55,000 and all accrued interest.

     4.  Death of Employee: If the death of Borrower occurs, Lender shall
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not declare all of Borrower's obligations to be due and payable if the administrator, devisees, estate, executors,

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heirs, legatees or personal representatives, as the case may be, of the deceased shall agree in writing with the Lender within thirty (30) days after the death of the deceased to cooperate fully with Lender in selling the Property, including listing the Property for sale, and shall continue to cooperate with the Lender after such date.

     5.  Interest: Upon the failure of Borrower to pay the outstanding principal
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balance within thirty (30) days after a Maturity Event, interest on the outstanding principal balance shall thereafter accrue at the rate of six percent (6%) per annum, or if lower, the highest rate permitted by applicable law.

     6.  Borrower's Representations: Borrower hereby makes the following
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representations and warranties to the Lender and acknowledges that Lender is relying on such representations in making the loan:

         (a) As of the date of the close of escrow for the Property and as of the date of recording of the Deed of Trust, Borrower shall have good and marketable title to the Property free and clear of any security interests, liens or encumbrances other than the First Deed of Trust, Second Deed of Trust and Third Deed of Trust as defined in Paragraph 8 below.

         (b) As of the date of the close of escrow for the Property and as of the date of recording of the Deed of Trust, the consent of no other person or entity is required to grant the security interest in the Property to the Lender evidenced by the Deed of Trust.

         (c) There are no actions, proceedings, claims or disputes pending or, to the Borrower's actual knowledge threatened against or affecting the Borrower or the Property.

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     7. Borrowers Additional Obligations: Borrower shall take any and all
        --------------------------------
further actions that may from time to time be required to ensure that the Deed of Trust creates a valid lien on the Property in favor of the Lender, which shall secure the Note and be junior in priority only to the First Deed of Trust, Second Deed of Trust and Third Deed of Trust. Borrower shall furnish evidence reasonably satisfactory to the Lender that: (i) Borrower has good and marketable title to the Property; (ii) the consent of no other person or entity is required to grant a security interest in the Property to the Lender; and (iii) there is no other deed of trust, mortgage or encumbrance against the Property other than the First Deed of Trust, Second Deed of Trust and Third Deed of Trust. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property, or that the consent of another person or entity is required to grant to and perfect in the Lender a valid fourth-priority lien on the Property, Borrower shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of Borrower to comply with the provisions of this Paragraph 7 shall be deemed a default under the Note and the Deed of Trust.

     8. Deed of Trust: As used herein, "Deed of Trust" shall mean the deed of
        -------------
trust constituting a fourth-priority lien against the Property by Borrower to First American Title Insurance Company, as trustee, (the "Trustee") for the benefit of Lender, as beneficiary, to be recorded by Lender or Trustee immediately following close of escrow for the Property in the

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Official Records of the County of Santa Clara, State of California, securing a loan in the original principal amount of ONE HUNDRED THOUSAND DOLLARS ($100,000.00).

     9. First Deed of Trust, Second Deed of Trust, Third Deed of Trust: As used
        --------------------------------------------------------------
herein, "First Deed of Trust' shall mean the deed of trust constituting a first-priority lien against the Property, by Borrower to Franklin Mortgage Capital Corporation, a Virginia corporation, as trustee, for the benefit of First Franklin Financial Corporation, as beneficiary, to be recorded in or about August 1998, in the Official Records of the County of Santa Clara, State of California securing a loan in a principal amount not in excess of ONE HUNDRED SIXTEEN THOUSAND FIVE HUNDRED TWENTY FIVE DOLLARS ($116,525), "Second Deed of Trust" shall mean the deed of trust constituting a second-priority lien against the Property, by Borrower to All-Cal Title Company, a California corporation, as trustee, for the benefit of The Board of Trustees of Leland Stanford Jr. University, as beneficiary, to be recorded in or about August 1998, in the Official Records of the County of Santa Clara, State of California securing a loan in a principal amount not in excess of ONE HUNDRED NINETY SEVEN THOUSAND FIVE HUNDRED DOLLARS ($197,500), and "Third Deed of Trust" shall mean the deed of trust constituting a third-priority lien against the Property, by Borrower to All-Cal Title Company, a California corporation, as trustee, for the benefit of The Board of Trustees of Leland Stanford Jr. University, as beneficiary, to be recorded in or about August 1998, in the Official Records of the County of Santa Clara, State of California securing a loan in a principal amount not in excess of FORTY ONE THOUSAND FOUR HUNDRED SEVENTY FIVE DOLLARS ($41,475).

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     10. Notice: This Note is subject to Section 2924(i) of the California Civil
         ------
Code which provides that the holder of this Note, shall give written notice to the trustor or his successor-in-interest, of prescribed information at least ninety (90) days and not more than one hundred and fifty (150) days before any balloon payment is due.

     11. Attorneys' Fees: In the event of Borrower's default hereunder, Borrower
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shall pay all costs of collection, including reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

     12. Waiver: The waiver by Lender of any breach of or default under any
         ------
term, covenant or condition contained herein or in any other agreement referred to above shall not be deemed to be a waiver of any subsequent breach of or default under the same or any other such term, covenant or condition.

     13. No Usury: Borrower hereby represents and warrants that at no time shall
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the proceeds of the indebtedness evidenced hereby be used "primarily for personal, family, or household purposes" as that term is defined and used in
Article XV of the California Constitution (as amended from time to time). Anything in this Note to the contrary notwithstanding, it is expressly stipulated and agreed that the intent of Borrower and Lender is to comply at all times with all usury and other laws relating to this Note. If the laws of the State of California would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrower results in Borrower

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having paid any interest in excess of that permitted by law, then it is
Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrower), and the provisions of this Note immediately be deemed reformed and the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

     14. Prepayment: Borrower may prepay all or any portion of this Note at any
         ----------
time prior to the stated maturity date, with no premium or penalty.

     15. General Provisions: This Note shall be governed by and construed in
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accordance with the laws of the State of California. The maker of this Note hereby waives presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consents that Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrower hereby waives the defense of the statute of limitations in any action on this Note to the extent permitted by law.

     16. THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO,

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WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS
DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENT.





                                               AS BORROWER:



                                               /S/  Pamela Contag
                                               ---------------------------------
                                               Pamela Contag

                                               /S/  Christopher H. Contag
                                               ---------------------------------
                                               Christopher H. Contag

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